Rule 497(e)
File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated August 12, 2011
To the Prospectus dated May 1, 2011

Effective immediately, following changes are made to the Prospectus:

The name of the Columbia Small Cap Value (Class A Shares) on page 16 of the Prospectus is changed to the Columbia Variable Portfolio - Small Cap Value Fund (Class 1 Shares);

The name of the Putnam VT Mid Cap Value Fund (Class IA Shares) on page 33 of the Prospectus is changed to the Putnam VT Multi-Cap Value Fund (Class IA Shares).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011. Please keep this supplement for future reference.